                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       AUGUST 30, 2002
                                                       -------------------------



                             VALUEVISION MEDIA, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             MINNESOTA                                0-20243                               41-1673770
------------------------------------ ------------------------------------------ --------------------------------
   (State or other jurisdiction              (Commission File Number)                     (IRS Employer
         of incorporation)                                                             Identification No.)




                 6740 SHADY OAK ROAD
               EDEN PRAIRIE, MINNESOTA                                                      55344-3433
------------------------------------------------------ ------------------------ --------------------------------
      (Address of principal executive offices)                                              (Zip Code)



Registrant's telephone number, including area code       (952) 943-6000
                                                         -----------------------

ITEM 5.  OTHER EVENTS

         On August 30, 2002, the Company commenced a lawsuit in the United States District Court located in the District of Minnesota against one of its vendors, D.G. Jewelry, Inc. of Canada, as well as D.G. Jewelry's President and Chairman, Samuel Jacob Berkovits, and D.G. Jewelry's Executive Vice President for Sales, Bentzion Berkovits. The lawsuit was filed in response to threats by D.G. Jewelry to commence litigation against the Company regarding claims that were previously released under a December 6, 2001 settlement agreement between the Company and D.G. Jewelry. The Company is seeking declaratory relief and other remedies. The litigation is in a preliminary phase; consequently, the Company cannot predict the outcome of the lawsuit. A copy of the August 30, 2002 press release is attached as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                 Exhibit No.           Description
                 -----------           -----------
                 99                    Press Release of ValueVision Media, Inc. dated August 30, 2002.








                                       2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VALUEVISION MEDIA, INC.



Date:  September 3, 2002                 By: /s/ Nathan E. Fagre
                                             -----------------------------------
                                             Nathan E. Fagre
                                             Senior Vice President and
                                               General Counsel

                                  EXHIBIT INDEX


No.             Description                                                                         Manner of Filing
---             -----------                                                                         ----------------
99              Press Release of ValueVision Media, Inc. dated August 30, 2002....................  Filed
                                                                                                    Electronically